ASSET RETIREMENT OBLIGATIONS (Details) - Asset Retirement Obligation Inputs (USD $)	Mar. 31, 2014	Dec. 31, 2013
Asset Retirement Obligation Inputs [Abstract]0
Cost estimate for reclamation work at today's cost (in Dollars)	$ 172,914	$ 172,914
Estimated life of mine (years)	50	50
Risk adjusted rate (borrowing rate)	9.90%	9.90%
Estimated inflation rate	2.20%	2.20%